EXHIBIT 10.22

STOCK PLEDGE AGREEMENT

          This STOCK PLEDGE AGREEMENT is made as of this 8th day of June, 2006, by and between the undersigned Advanced Lumitech, Inc., a Nevada corporation with a place of business at 8C Pleasant Street S., Natick, Massachusetts 01760 (hereinafter, the “Company”) and Ross/Fialkow Capital Partners LLP, Trustee of Brightec Capital Trust, a Massachusetts nominee trust established under Declaration of Trust dated June 2006, with a place of business at 38 Glen Avenue, Newton, Massachusetts 02459 (the “Lender”).

          WHEREAS, the Company is the legal and beneficial owner of the issued and outstanding shares of each class of the capital stock of Brightec, S.A, the company’s wholly owned Swiss subsidiary (“Brightec”); and

          WHEREAS, the Lender has or shall have this date extended to the Company a line of credit pursuant to a certain Convertible Line of Credit Note dated of even date herewith and pursuant to a certain Loan and Security Agreement between the parties hereto dated as of the date hereof (the “Loan Agreement”)

          WHEREAS, it is a condition precedent to the Lender’s obligations pursuant to the Loan Agreement that the Company shall have executed and delivered to the Lender a security agreement in all of its assets as well as pledge of all of the stock of Brightec; and

          WHEREAS, the Company wishes to grant to the Lender a pledge and security interest in all of its Brightec stock as herein provided;

          NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          §1.           Pledge of Stock, Etc.

          (a)          The Company hereby pledges, assigns, grants a security interest in, and delivers to the Lender its shares of capital stock of Brightec in an amount equal to 100% of the all shares of capital stock of the Company (the “Stock”), more particularly described in Exhibit “A” hereto, to be held by the Lender subject to the terms and conditions hereinafter set forth.  The certificates for such shares, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Company, have been delivered to the Lender.

          (b)          In case the Company shall acquire any securities exchangeable for or convertible into shares of such capital stock of any class of the Company, by issuance, purchase or otherwise, then the Company shall forthwith deliver to and pledge such shares or other securities to the Lender under this Agreement.  The Company agrees that the Lender may from time to time attach to Schedule A hereto an updated list of the shares of capital stock or securities at the time pledged with the Lender hereunder.

          §2.          Definitions.  The term “Secured Obligations” and all other capitalized terms used herein without definition shall mean the Company’s “Obligations” as defined in the Loan Agreement.  The term “Event of Default” shall mean the occurrence of an “Event of Default” as defined the Loan Agreement.  Terms used herein and not defined in the Loan Agreement or otherwise defined herein that are defined in the Uniform Commercial Code of Massachusetts have such defined meanings herein, unless the context otherwise indicated or requires, and the following terms shall have the following meanings:

          Stock.  Includes the shares of stock described in §1(a).and any additional shares of stock at the time pledged with the Lender hereunder.

          Stock Collateral.  The property at any time pledged to the Lender hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, but excluding from the definition of “Stock Collateral” any income, increases or proceeds received by the Company to the extent expressly permitted by §6.

          §3.          Security for Secured Obligations.  This Agreement and the security interest in and pledge of the Stock Collateral hereunder are made with and granted to the Lender as security for the payment and performance in full of all the Secured Obligations.

          §4.          Liquidation, Recapitalization, Etc.  Any sums or other property paid or distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in §6, be paid over and delivered to the Lender to be held by the Lender as security for the payment and performance in full of all          of the Secured Obligations.  In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to the Lender to be held by it as security for the Secured Obligations.  Except to the limited extent provided in §6, all sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Company shall, until paid or delivered to the Lender, be held in trust for the Lender as security for the payment and performance in full of all of the Secured Obligations.

          §5.          Warranty of Title:  Authority.  The Company hereby represents and warrants that: (a) the Company has good and marketable title to the Stock described in §1, free and clear of any pledges.  liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement, (b) the Company has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral hereunder have been duly authorized by all necessary membership or other action and do not contravene any law, rule or regulation or any provision of the Company’s By-Laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Company is a party or by which it or any of its property is bound or affected or constitute a default; thereunder, and (c) the information set forth in hereto relating to the Stock is true, correct and complete in all respects.  The Company covenants that it will defend the Lender’s rights and security interest in such Stock against the claims and demands of all persons whomsoever.  The Company further covenants that it will have the title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged or in which a security interest is granted to the Lender hereunder and will likewise defend the Lender’s rights, pledge and security interest thereof and therein.

          §6.          Dividends, Voting, Etc., Prior to Maturity.  So long as no Event of Default shall have occurred and be continuing, the Company shall be entitled to receive all cash dividends paid in respect of the Stock, to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; provided however, that no vote shall be cast or consent waiver or ratification given by the Company if the effect thereof would in the reasonable judgment of the Lender impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of this Agreement, the Loan Agreement or the Note.  All such rights of the Company to receive cash dividends shall cease in case an Event of Default shall have occurred and be continuing.  All such rights of the Company to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Lender’s option, as evidenced by the Lender’s notifying the Company of such election, cease in case an Event of Default shall have occurred and be continuing.

          §7.          Remedies.

          (a)          If an Event of Default shall have occurred and be continuing, the Lender shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a Lender under the Uniform Commercial Code of Massachusetts, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Lender deems expedient:

                        (i)          if the Lender so elects and gives notice of such election to the Company, the Lender may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Lender so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Company hereby irrevocably constituting and appointing the Lender the proxy and attorney-in-fact of the Company, with full power of substitution, to do so);

                        (ii)          the Lender may demand, sue for, collect or make any compromise or settlement the Lender deems suitable in respect of any Stock Collateral;

                        (iii)          the Lender may sell, resell, assign and deliver, or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Lender thinks expedient, all without demand for performance by the Company or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

                        (iv)          the Lender may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees; and

                        (v)          the Lender may set off against the Secured Obligations any and all sums deposited with it or held by it in connection therewith.

          (b)          In the event of any disposition of the Stock Collateral as provided in clause (iii) of §7(a), the Lender shall give to the Company at least ten Business Days prior written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made.  The Company hereby acknowledges that ten business days prior written notice of such sale or sales shall be reasonable notice.  The Lender may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Company, to the fullest extent permitted by law).  The Lender may buy any part or all of the Stock Collateral at any public sale and if any part or all of the Stock Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Lender may buy at private sale and may make payments thereof by any means.  The Lender may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys fees, travel and all other expenses which may be incurred by the Lender in attempting to collect the Secured Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Secured Obligations in the order set forth in such order or preference as the Lender may determine after proper allowance for Secured Obligations not then due.

          §8.          Marshaling.  The Lender shall not be required to marshal any present or future security for (including but not limited to this Agreement and the Stock Collateral), or other assurances of payment of, the Secured Obligations or any of them, or to resort to such security or other assurances of payment in any particular order.  All of the Lender’s rights hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising.  To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshaling of collateral that might cause delay in or impede the enforcement of the Lender’s rights under this Agreement or under any other instrument evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

          §9.          Company’s Secured Obligations Not Affected.  The obligations of the Company hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or non-exercise, or any waiver, by the Lender of any right, remedy, power or privilege under or in respect of any of the Secured Obligations or any security thereof (including this Agreement (b) any amendment to or modification of any instrument (other than this Agreement) securing any of the Secured Obligations (c) the taking of additional security for, or any other assurances of payment of, any of the Secured Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Secured Obligations, whether or not the Company shall have notice or knowledge of any of the foregoing.

          §10.          Transfer, Etc., by Company.  Without the prior written consent of the Lender, the Company will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement.

          §11.          Further Assurances.  The Company will do all such acts, and will furnish to the Lender all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Lender may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Lender hereunder, all without any cost or expense to the Lender.  If the Lender so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Lender as a financing statement in any recording office in any jurisdiction.

          §12.          Lender’s Exoneration.  Under no circumstances shall the Lender be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Stock Collateral and (b) after an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner.  The Lender shall not be required to take any action of any kind to collect, preserve or protect its or the Company’s rights in the Stock Collateral or against other parties thereto.  The Lender’s prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Secured Obligations.

          §13.          No Waiver.  Etc.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the party to be charged.  No act, failure or delay by the Lender shall constitute a waiver of its rights and remedies hereunder or otherwise.  No single or partial waiver by the Lender of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.  The Company hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Secured Obligations or the Stock Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Loan Agreement).

          §14.          Notices, Etc.  All notices, requests and other communications hereunder shall be made in the manner set forth in Section 12 of the Security Agreement.

          §15.          Termination.  Upon final payment and performance in full of the Secured Obligations, this Agreement shall terminate and the Lender shall, at the Company’s request and expense, return such Stock Collateral in the possession or control of the Lender as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Lender hereunder.

          §16.          Governing Law; Consent to Jurisdiction.  THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.  The Company agrees that any suit for the enforcement of this Agreement may be brought in any state or federal court of competent jurisdiction sitting in Middlesex or Suffolk County, and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in the Agreement.  The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

          §17.          Waiver of Jury Trial and Certain Claims.  THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS, AS WELL AS ANY RIGHT IT MAY HAVE OR HEREAFTER HAVE TO SPECIAL, INCIDENTIAL OR CONSEQUENTIAL DAMAGES.  The Company (a) certifies that neither the Lender nor any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that, in entering into the Purchase Agreement, the Lender is relying upon, among other things, the waiver and certifications contained in this §17.

          §18.          Miscellaneous.  The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof.  This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns.  If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.  The Company acknowledges receipt of a copy of this Agreement.

          §19.          Certain Waivers.  THE COMPANY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST LENDER OR BORROWER IN RESPECT OF THIS AGREEMENT, THE GUARANTY OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THE OBLIGATIONS, AS WELL AS ANY RIGHT IT MAY HAVE OR HEREAFTER HAVE TO SPECIAL, INCIDENTIAL OR CONSEQUENTIAL DAMAGES.

          IN WITNESS WHEREOF, intending to be legally bound, the Company and the Lender have caused this Agreement to be executed as of the date first above written.

“Company”:
ADVANCED LUMITECH, INC.

WITNESS:

/s/ David Geffen	By:	/s/ Patrick Planche

Patrick Planche

“Lender”:
ROSS/FIALKOW CAPITAL PARTNERS, LP
TRUSTEE OF BRIGHTEC CAPITAL TRUST
WITNESS:

/s/ Jeffrey P. Ross	By:	/s/ Jay L. Fialkow

Jay L. Fialkow, Manager

EXHIBIT “A”